June 27, 2008

Supplement

SUPPLEMENT DATED JUNE 27, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY SERIES FUNDS
THE MORGAN STANLEY DIVERSIFIED INTERNATIONAL EQUITY FUND
Dated October 2, 2007

On June 26, 2008, the Board of Trustees of the Morgan Stanley Series Funds (the ‘‘Trust’’) approved a Plan of Liquidation and Dissolution with respect to the Morgan Stanley Diversified International Equity Fund (the ‘‘Fund’’), a series of the Trust, pursuant to which substantially all of the assets of the Fund would be liquidated, known liabilities of the Fund satisfied, the remaining proceeds distributed to the Fund’s shareholders and all of the issued and outstanding shares of the Portfolio will be redeemed (the ‘‘Liquidation’’). Any contingent deferred sales charge that would be applicable to a shareholder of the Fund’s Class B or Class C shares will be waived with respect to the Liquidation. The Fund no longer offers its shares to new investors. The Liquidation is expected to occur on or about July 25, 2008.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DLESPT2